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                                                                     EXHIBIT 4.1


NUMBER                   INTELISPAN, INC.                            SHARES


        INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
                                                                  COMMON STOCK

                                                       CUSIP 458150 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



     THIS CERTIFIES THAT




     IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

INTELISPAN, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused the signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:


INTELISPAN, INC. CORPORATE SEAL
         WASHINGTON


/s/ Peter A. Nelson
_______________________________________
          President




/s/ Nina K. Christensen
_______________________________________
          Secretary



COUNTERSIGNED AND REGISTERED:
     AMERICAN SECURITIES TRANSFER & TRUST, INC.
                 P.O. Box 1596
            Denver, Colorado 80201


By _______________________________________________
  Transfer Agent & Registrar Authorized Signature


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                                INTELISPAN, INC.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Transfer Agent or to the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -     Custodian
TEN ENT - as tenants by entireties                           -----         -----
JT TEN  - as joint tenants with right                        (Cust)      (Minor)
          of survivorship and not                            under Uniform Gifts
          as tenants in common                                    to Minors
                                                              Act
                                                                 ---------------
                                                                     (State)

    Additional abbreviations also may be used though not in the above list.

For value received,                            the undersigned hereby sells,
                   ----------------------------
assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE
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     Please print or typewrite name, address and phone numbers of assignee

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-------------------------------------------------------------------- Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                    --------------------------------------------

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,----------------------------------

                                         ---------------------------------------

                                         SIGNATURE(S) GUARANTEED

                                         By
                                           -------------------------------------
                                           THE SIGNATURE(S) SHOULD BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR INSTITUTION
                                           (BANKS, STOCKBROKERS, SAVINGS AND
                                           LOAN ASSOCIATIONS AND CREDIT UNIONS
                                           WITH MEMBERSHIP IN AN APPROVED
                                           SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM), PURSUANT  TO S.E.C. RULE 17
                                           Ad. 15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.